Exhibit 24.2


                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the reference to our firm under the caption "Experts" in Post-Effective Amendment No. 4 on Form S-2 (No. 333-64177) and to the incorporation by reference therein of our report dated January 18, 2001 with respect to the consolidated financial statements of Intervest Bancshares Corporation included in its Annual Report on Form 10-K for the year ended December 31, 2000.



                                            HACKER, JOHNSON & SMITH PA
                                            Tampa, Florida
                                            December 27, 2001